                                                                  EXHIBIT 10.4.8

                                 AMENDMENT NO. 1
                                       TO
                            SHIP MANAGEMENT AGREEMENT

                                 April 11, 2005

            Reference is hereby made to the Ship Management Agreement, dated October 20, 2004 (the "Ship Management Agreement"), between Consul Ltd., a company incorporated in the Islands of Bermuda (the "Owners") and Northern Marine Management Ltd., a company incorporated in Scotland (the "Managers"). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Time Charter.

            The Owners and the Managers hereby agree that the provisions of the Ship Management Agreement shall be amended as follows:

            1. The schedule set forth in Clause 21 shall be deleted and replaced by the following:

                       "Period                                  Management Fee
1  (Effective date stated in Box 4 - November 10, 2005)             $ 5,300
2  (November 11, 2005 - November 10, 2006)                          $ 5,565
3  (November 11, 2006 - November 10, 2007)                          $ 5,843
4  (November 11, 2007 - November 10, 2008)                          $ 6,135
5  (November 11, 2008 - November 10, 2009)                          $ 6,442
Option 1 (November 11, 2009 - November 10, 2010)                    $ 6,764
Option 2 (November 11, 2010 - November 10, 2011)                    $ 7,103
Option 3 (November 11, 2011 - November 10, 2012)                    $ 7,458"

      This Amendment shall be governed by and construed in accordance with the laws of England. Except as provided herein, the Ship Management Agreement shall remain unchanged.

      OWNERS                               MANAGERS

      Consul Ltd.                          Northern Marine Management Ltd.

      By: /s/ Arthur L. Regan              By: /s/ Mats Berglund
          -------------------                  -----------------
      Name: Arthur L. Regan                Name: Mats Berglund
      Title: President and CEO             Title: Director